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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 19, 2005

                               Immunomedics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    000-12104                 61-1009366
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

     300 American Road, Morris Plains, New Jersey                   07950
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       (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (973) 605-8200

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENT

        On July 19, 2005, Immunomedics, Inc. amended and restated the Exchange Offer Memorandum originally dated July 5, 2005, wherein the Company offered to exchange its 5% Senior Convertible Notes due 2008 and related warrants to purchase common stock for a new series of notes and warrants as described in more detail in the Amended and Restated Exchange Offer Memorandum attached hereto as exhibit 4.1.

        In the Amended and Restated Exchange Offer Memorandum, in addition to the terms and conditions contained in the Exchange Offer Memorandum dated July 5, 2005, the Company offered to (i) extend the period during which holders may purchase additional Exchange Notes and Exchange Warrants (each as defined in the Amended and Restated Exchange Offer Memorandum) from August 29, 2005 to December 17, 2005 and (ii) reduce the exercise price for Exchange Warrants (including the option to purchase additional Exchange Warrants) from $2.98 to $2.41.

        The Amended and Restated Exchange Offer Memorandum is attached hereto for purposes of full and fair disclosure under Regulation FD, not to solicit interest in the exchange offer, which is being made solely by the distribution by the Company of the Amended and Restated Exchange Offer Memorandum and accompanying Letter of Transmittal to the investors in the original offering, who are all Qualified Institutional Buyers and institutional Accredited Investors as defined in the Securities Act of 1933.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits:

             4.1    - Amended and Restated Exchange Offer Memorandum, dated
                      July 19, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2005                   IMMUNOMEDICS, INC.


                                       By: /s/ Cynthia L. Sullivan
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                                           Cynthia L. Sullivan
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                              DESCRIPTION
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      4.1         Amended and Restated Exchange Offer Memorandum, dated
                  July 19, 2005

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